 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 2, 2025 (October 1, 2025)
The Pennant Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38900	83-3349931

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1675 E Riverside Drive, Suite 150,
Eagle, ID 83616

(Address of principal executive offices and Zip Code)
Registrant's telephone number, including area code: (208) 506-6100
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PNTG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 1, 2025, The Pennant Group, Inc. (the “Company”), as a guarantor, its wholly-owned subsidiaries, Cornerstone Healthcare, Inc. (“Entity Buyer”) and Tensaw River Healthcare LLC (“Asset Buyer”), and UnitedHealth Group Incorporated (“UnitedHealth”), Amedisys, Inc. (“Amedisys”) and certain other sellers (collectively with UnitedHealth and Amedisys, the “Sellers”), entered into a First Amendment (the “Amendment”) to that certain Purchase Agreement dated April 30, 2025 (the “Original Purchase Agreement”), by and among the Company, Entity Buyer and Asset Buyer, and UnitedHealth, Amedisys and the other sellers identified therein.

Pursuant to the Original Purchase Agreement, Entity Buyer agreed to acquire certain equity interests in, and Asset Buyer agreed to acquire certain assets of, certain subsidiaries of UnitedHealth and Amedisys related to the business of providing home health, hospice, or palliative care services through certain providers (the “Original Transaction”).

Pursuant to the Amendment, Entity Buyer agreed to acquire from the Sellers equity interests in certain entities, and Asset Buyers agreed to acquire from the Sellers certain assets, in addition to those included in the Original Transaction. In addition, Asset Buyer assigned its rights to receive certain assets to Threemile River Healthcare LLC, a wholly-owned subsidiary of the Company, and Equity Buyer assigned its rights to receive certain assets to Bashaw River Healthcare LLC, a wholly-owned subsidiary of the Company. The purchase price has been increased from $102,484,000 as provided in the Original Purchase Agreement to $146,531,160 to account for the additional assets and entities being acquired.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Purchase Agreement dated October 1, 2025, by and among Entity Buyer, Asset Buyer, and the Sellers.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 2, 2025	THE PENNANT GROUP, INC.
	By:	/s/ BRENT J. GUERISOLI
Brent J. Guerisoli
Chief Executive Officer